Related Party Transactions	12 Months Ended
May 31, 2024
Related Party Transactions
Related Party Transactions

Note 11. Related Party Transactions

The Board’s Audit Committee and the Board of Directors review and approve all related party transactions. The terms and amounts described below are not necessarily indicative of the terms and amounts that could have been incurred had comparable transactions been entered into with independent parties.

On February 13, 2023, Cyrus Arman, then the Company’s President, entered into a private placement with the Company in which he purchased approximately 0.4 million units consisting of one share of common stock and one warrant to purchase one share of common stock at an exercise price of $0.50. The terms and conditions of the investment totaling $0.1 million made by Mr. Arman were identical to those offered to other investors in a concurrent offering being conducted through a placement agent.